FOR RELEASE June 1, 2026 | 3:30 P.M. CT Media Contact 615-986-5886 Media.Relations@LPCorp.com LP Building Solutions Announces Chief Financial Officer Succession Plan Alan Haughie to retire, Aaron Howald named successor NASHVILLE, Tenn. (June 1, 2026) – LP Building Solutions (LP) (NYSE: LPX), a leading manufacturer of high-performance building products, today announced that Executive Vice President and Chief Financial Officer (CFO) Alan Haughie plans to retire and that Aaron Howald has been appointed as his successor, effective September 1, 2026. To ensure a seamless transition and continuity through the completion of the company’s 2026 Annual Report process, Haughie will serve in an advisory capacity through February 2027. “Alan has been an exceptional leader and partner during a period of important transformation for LP,” said Chief Executive Officer Jason Ringblom. “We are deeply grateful for his contributions, particularly his leadership in establishing our disciplined capital allocation strategy and building a high-performing finance organization. We appreciate his continued support during this transition period.” Haughie joined LP in 2019 as Executive Vice President and CFO after a distinguished career spanning public accounting, manufacturing, and business services. Howald joined LP 15 years ago and has held leadership positions across continuous improvement, corporate finance, business development, investor relations, and financial planning and analysis. Most recently, he has served as Vice President, Investor Relations and Business Development. Prior to joining LP, he was a Senior Manager with The Thomas Group, a management consulting firm. He earned an MBA from the Indiana University Kelley School of Business and a Bachelor of Arts in Finance and Economics from Franklin College. “Aaron is a highly respected leader with deep knowledge of our business, strategy, and financial operations,” said Ringblom. “Over the past 15 years, he has made significant contributions across multiple areas of the company and has helped strengthen our relationships with investors and analysts. Having worked closely with Alan for many years, he is exceptionally well prepared to assume the CFO role and help lead the company’s next chapter of growth.”

About LP Building Solutions As a leader in high-performance building solutions, Louisiana-Pacific Corporation (LP Building Solutions, NYSE: LPX) manufactures engineered wood products that meet the demands of builders, remodelers, and homeowners worldwide. LP’s extensive portfolio of innovative and dependable products includes Siding Solutions (LP® SmartSide® Trim & Siding, LP® SmartSide® ExpertFinish® Trim & Siding, LP BuilderSeries® Lap Siding, and LP® Outdoor Building Solutions®), LP® Structural Solutions (LP® FlameBlock® Fire-Rated Sheathing, LP BurnGuard™ FRT OSB, LP WeatherLogic® Air & Water Barrier, LP® TechShield® Radiant Barrier Sheathing, LP Legacy® Premium Sub-Flooring, and LP® TopNotch® 350 Durable Sub-Flooring) and LP® Oriented Strand Board. In addition to product solutions, LP provides industry-leading customer service and warranties. Since its founding in 1972, LP has been Building a Better World™ by helping customers construct beautiful, durable homes while shareholders build lasting value. Headquartered in Nashville, Tennessee, LP operates more than 20 manufacturing facilities across North and South America. For more information, visit LPCorp.com. Forward-Looking Statements This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon the beliefs and assumptions of, and on information currently available to, our management; assumptions upon which such forward-looking statements are based are also forward-looking statements. Forward- looking statements can be identified by words such as “may,” “will,” “could,” “should,” “believe,” “expect,” “anticipate,” “assume,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “potential,” “continue,” “likely,” or “future,” as well as similar expressions, or the negative or other variations thereof. Forward-looking statements include other statements regarding matters that are not historical facts, including statements regarding the departure and election of certain officers, among other matters. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond LP’s control, including the risks and uncertainties disclosed in LP’s reports filed from time to time with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, available at www.sec.gov. Except as required by law, LP does not intend to update any forward-looking statement to reflect new information, subsequent events, or circumstances arising after the date hereof. ###